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Trustmark
Banking and Financial Solutions

Sandler O’Neill + Partners, L.P.
East Coast Financial Services Conference
November 11, 2010

Forward-Looking Statements
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,”
“anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other
“forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange
Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Investment Thesis
Trustmark is uniquely positioned to capitalize on market opportunities
✓ Strong market share in legacy markets with growth potential in
 Houston and Memphis
✓ Robust capital position provides strategic flexibility
✓ Diversified and stable business mix
✓ Proven ability to generate superior profitability through the cycle
✓ Stable credit quality as a result of diligent credit risk management
Investment Thesis

Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

  As of September 30, 2010
 • Total Assets  $9.4 billion
 • Total Loans HFI $6.0 billion
 • Total Deposits $7.0 billion
 • Market Cap $1.4 billion
 • Banking Centers 150
 •
Trustmark is an integrated provider of banking and financial solutions
Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis
Strong Market Share

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$206
$1,015
$703
$1,110
$799
$1,129
$818
$1,142
$833
$1,159
$851
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
Common Equity
Preferred Equity
Tangible Common Equity

5

Robust Capital Position
Provides Strategic Flexibility
	Q3-09	Q4-09	Q1-10	Q2-10	Q3-10
Tangible Common Equity / Tangible Assets	7.76%	8.67%	9.11%	9.32%	9.34%
Tier 1 Risk-Based Capital Ratio	14.11%	12.61%	13.15%	13.53%	13.75%
Total Risk-Based Capital Ratio	16.09%	14.58%	15.15%	15.53%	15.75%
✓ Successful follow-on common stock offering in December 2009 generated $109.3 million in tangible common equity
✓ Fully repurchased $215.0 million of Preferred Stock from U.S. Treasury and redeemed Warrant for $10.0 million
✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers
$1,221
Robust Capital Position

10.1
9.7
9.3
9.2
8.1
8.0
7.3
7.1
6.8
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
IBKC
HBHC
TRMK
CFR
WTNY
FHN
SNV
BXS
UCBI

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1990
1993
1996
1999
2003
2006
2009

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.2
4.2
3.3
3.2
2.7
1.6
0.5
0.0
0.0
BXS
TRMK
CFR
HBHC
IBKC
SNV
WTNY
FHN
UCBI

Robust Capital Position

6

Robust Capital Position Relative to Peers
Tangible Common Equity /
Tangible Assets (2)
 ✓ 4Q09 common equity offering and TARP redemption optimized Trustmark’s capital position
 ✓ Given its earnings stability, Trustmark has increased its dividend over time and maintained it through the credit crisis
 ✓ Trustmark is one of the 27 largest banks (1) in the U.S. that maintained its dividend since September 2007
Trustmark’s Annual
Dividend - Last 20 Years
Dividend Yield (2)
(1) Top 100 U.S. Banks ranked by total assets as of June 30, 2010, as reported data
(2) As of September 30, 2010
Source: SNL Financial
$0.92

Total Revenue $522

Auto/Credit Card $18
Mortgage $57
Insurance $29
Wealth Management $27
Treasury & Other $93

Total Noninterest Income $168

Service Charges $54
General Banking $30
Other $4
Wealth Management $23
Insurance $29
Mortgage $29

Fee Income to Total Revenue 32.2%

Diversified and Stable Business Mix
($ in millions)
17%
32%
14%
17%
2%
18%
11%
6%
5%
4%
18%
Jackson 27%
FL Panhandle 2%
Houston, TX 6%
Memphis, TN 3%
Commercial -
Retail Banking
$297
MS-Other 18%
For The Year Ended December 31, 2009
Diversified Revenue Base

Trustmark

Banking and Financial Solutions

Financial Results

($ in millions)

Profitability	Q3-09	Q4-09	Q1-10	Q2-10	Q3-10
Pre-tax, Pre-provision Income	$53.8	$52.9	$49.4	$49.0	$47.1
Net Income	$25.5	$24.5	$23.5	$26.2	$25.9
Net Income Available to Common Shareholders	$22.4	$13.9[(1)]	$23.5	$26.2	$25.9
Key Ratios					
Net Interest Margin - FTE	4.28%	4.33%	4.42%	4.47%	4.39%
Pre-tax, Pre-provision Return on Average Assets	2.28%	2.28%	2.12%	2.12%	2.10%
Return on Average Assets	1.07%	1.05%	1.02%	1.13%	1.11%
Return on Average Tangible Common Equity	13.06%	7.80%[(1)]	11.98%	12.92%	12.38%

Pre-tax, Pre-Provision Return on Average Assets

3.00%
1.50%
0.00%
2.28%
2.28%
2.12%
2.12%
2.10%
3Q09
4Q09
1Q10
2Q10
3Q10

Core Earnings Strength

Core Earnings Strength …
(1) TRMK 4Q09 net income available to common shareholders includes $8.2mm accelerated accretion of preferred discount due to redemption of $215mm of TARP preferred stock

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.39
4.05
4.04
3.85
3.64
3.57
3.33
3.23
2.91
TRMK
WTNY
CFR
HBHC
BXS
UCBI
SNV
FHN
IBKC

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
55.5
58.1
63.0
64.3
65.2
66.5
66.7
74.4
83.3
TRMK
CFR
UCBI
HBHC
BXS
FHN
SNV
IBKC
WTNY

9

✓ First class deposit franchise has enabled Trustmark to secure superior pricing, driving margin
✓ Management’s focus on expense initiatives has translated into a top tier operating platform
... Driven by Best in Class Net Interest Margin
and Efficiency Ratio
3Q-10 Net Interest Margin—FTE
Core Earnings Strength
3Q-10 Efficiency Ratio(1)
Source: SNL Financial and Company reports
(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and non recurring items.

Construction & Land Development $616
C & I $1,016
CRE Income Producing $764
Owner Occupied RE $768
State & Political Subs $306
Other $557

Home Mortgage $911
Other $49
Branch Direct $733
Indirect $239
Credit Card $40

10

Balanced Loan Portfolio
60%
Consumer Loans $1,972
Commercial Loans $4,027
2%
37%
3%
12%
46%
15%
19%
25%
19%
8%
14%
Total Loans Held for Investment $5,999
($ in millions)
September 30, 2010
Balanced Loan Portfolio

Nonperforming Assets / Total Loans + ORE

24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
19.65%
1.63%
4.57%
6.02%
3.84%
Florida
Mississippi
Tennessee
Texas
Total

YTD Net Charge-Offs / Average Loans

8.00%
7.20%
6.40%
5.60%
4.80%
4.00%
3.20%
2.40%
1.60%
0.80%
0.00%
6.36%
0.43%
1.19%
0.63%
0.99%
Florida
Mississippi
Tennessee
Texas
Total

11

Prudent Credit Risk Management
✓ Allocation of $94.5 million allowance for loan losses represented 1.97% of commercial loans and
 0.81% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.57%
Stable Credit Quality
As of June 30, 2010
	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans (including HFS)	$464	$4,480	$546	$777	$6,267
Nonaccrual Loans	$65.7	$49.0	$9.2	$35.4	$159.3
Other Real Estate	$31.7	$24.5	$16.5	$12.1	$84.7
Nonperforming Assets	$97.4	$73.5	$25.7	$47.4	$244.0
Nonperforming Assets/Total Loans + ORE	19.65%	1.63%	4.57%	6.02%	3.84%
Provision for Loan Losses	$4.5	$4.4	$(0.2)	$3.5	$12.3
Net Charge-offs	$8.9	$3.9	$3.5	$2.2	$18.5
Quarter Ended September 30, 2010
(2)
(1)
(2)
(1)
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Noninterest Checking $1,709
Time $2,204
Money Market $1,031
Savings $303
Interest Checking $1,777

150%
125%
100%
75%
50%
25%
0%
114
89
87
85
85
81
73
70
55
FHN
SNV
WTNY
TRMK
BXS
UCBI
HBHC
IBKC
CFR

12

Dependable Core Funding Base
September 30, 2010
($ in millions)
Dependable Core Funding Base
Total Deposits $7,025
Source: SNL Financial, Company reports
3Q10 Loans HFI / Deposits
25%
4%
15%
31%
24%

Strategic Priorities
✓ Continue to manage through challenging business cycle
✓ Resolve problem assets
✓ Maintain fortress balance sheet and appropriate capital ratios
✓ Prudent investments to support revenue growth
✓ Seek strategic opportunities to enhance long-term
 shareholder value
Priorities in 2010

Supplemental Information

✓ Converted insurance agencies to state-of-the-art agency management platform

16

Strategic Accomplishments
Managed Crisis In
Financial Services
Industry
✓ Reduced credit exposure to construction and land development lending and indirect auto financing
✓ Increased investment securities portfolio
✓ Maintained stable deposit base
✓ Net interest margin - FTE remained strong at 4.39% in third quarter 2010
Sound Capital
Management
✓ Successful follow-on common stock offering generated $109.3 million in tangible common equity, net of expenses
✓ Fully repurchased preferred shares issued to U.S. Treasury for $215 million and redeemed Warrant for $10.0 million
✓ Tangible common equity to tangible assets expanded to 9.34%
✓ Total risk-based capital of 15.75% significantly exceeded “well-
 capitalized” standards
Completed Retail
Banking Center
Program Initiated
In 2006
✓ Opened 19 banking centers: Houston (6), Memphis (4), Jackson (4), MS
 Gulf Coast (2), Hattiesburg (2), and Panama City (1)
✓ Closed 11 offices with limited growth opportunities
Technology
Investments
✓ Completed image technology deployment: check processing, remote capture
✓ Implemented ARGO customer sales and service platform across banking network
Strategic Accomplishments

Trustmark
Banking and Financial Solutions

MADISON
Flora
Ross Barnett Reservoir
Madison
Ridgeland
MISSISSIPPI
Bolton
Clinton
HINDS
Raymond
Pearl
Brandon
RANKIN
Pelahatchie
Richland
Florence

Trustmark Bank
Trustmark Bank

Jackson Metro
➢ Trustmark has $2.0 billion in loans
 and $3.4 billion in deposits+
➢ Maintain market dominance
 through cross-selling and
 retention
County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,044	-0.67%	40.58%	21
Rankin	146,177	9.82%	33.09%	11
Madison	97,343	11.41%	21.54%	8
TOTAL	493,564	4.82%	35.05%	40
+ As of 9/30/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI
Banking center

GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Prairie View
Tomball
Spring Creek
Kingwood
Waller
WALLER
Humble
Lake Houston
TEXAS
HARRIS
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
Highlands
San Felipe
Brookshire
Katy
AUSTIN
Spring Valley
Bunker Hill Village
Piney Point Village
Houston
Jacinto City
Channelview
Galena Park
Buffalo Bayou
Baytown
Pasadena
Bellaire
Deer Park
La Porte
Simonton
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Wallis
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
Rosenberg
WHARTON
East Bernard
Pearland
Clear Creek
Webster
Friendswood
BRAZORIA
Manvel
Smithers Lake
GALVESTON

Trustmark Bank

Houston MSA
➢ Trustmark has $776 million in loans and $465
 million in deposits+
➢ Building stronger Commercial, Retail, and
 Wealth Management platforms
Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.37%	16
+ As of 9/30/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI
Banking center

Trustmark

Rosemark
Millington
385
204
Arlington
Loosahatchie
TENNESSEE
Lakeland
205
Marion
51
64
Somerville
15
14
Bartlett
Eads
Wolf
Memphis
40
Fisherville
Williston
177
FAYETTE
Lake McKellar
240
Collierville
385
Rossville Junction
175
SHELBY
Southaven
Lake
302
Olive Branch
Memphis
72
78
MARSHALL
DE SOTO
55
Byhalia
Coldwater
Hernando
MISSISSIPPI

Memphis MSA
➢ Trustmark has $412 million in
 loans and $623 million in deposits+
➢ Focus on middle market
 commercial and real estate lending
Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.83%	22
Banking center
+ As of 9/30/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Trustmark

OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
Vernon
Redbay
Niceville
Freeport
Fort Walton Beach
Destin
Santa Rosa Beach
Choctawhatchee Bay
West Bay
Southport
Lynn Haven
Laguna Beach
Panama City Beach
Panama City
Cedar Grove
Springfield
Callaway
Parker

Florida Panhandle
➢ Trustmark has $464 million in loans
 and $217 million in deposits+
➢ Cross-sell to Fisher-Brown’s
 commercial insurance customers
➢ Focus on commercial lending and
 expansion of wealth management
County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.57%	4
Okaloosa	191,856	3.29%	1.32%	1
Walton	57,960	9.34%	7.67%	3
Total	420,012	3.89%	3.27%	8
+ As of 9/30/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Owner Occupied CRE	Total Commercial Real Estate Loans $	Total Commercial Real Estate Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Office	$ 126,041	16.4%	$ 17,824	14.1%	$ 64,925	51.5%	$ 18,765	14.9%	$ 24,527	19.5%
Churches	120,535	15.7%	2,291	1.9%	55,495	46.0%	58,983	48.9%	3,766	3.1%
Industrial warehouses	96,010	12.5%	2,468	2.6%	58,158	60.6%	409	0.4%	34,975	36.4%
Health care	80,918	10.5%	11,138	13.8%	54,803	67.7%	7,210	8.9%	7,767	9.6%
Convenience stores	65,514	8.5%	1,287	2.0%	38,876	59.3%	2,884	4.4%	22,467	34.3%
Retail	33,843	4.4%	5,837	17.2%	17,764	52.5%	1,569	4.6%	8,673	25.6%
Restaurants	32,779	4.3%	828	2.5%	24,017	73.3%	6,627	20.2%	1,307	4.0%
Auto dealerships	21,308	2.8%	615	2.9%	15,883	74.5%	1,559	7.3%	3,251	15.3%
Other	190,775	24.8%	8,521	4.5%	96,775	50.7%	38,773	20.3%	46,706	24.5%
Total owner-occupied loans	$ 767,723	100.0%	$ 50,809	6.6%	$ 426,696	55.6%	$ 136,779	17.8%	$ 153,439	20.0%

By Type

Office $126,041
16%
Churches $120,535
16%
Industrial warehouses $96,010
13%
Health care $80,918
11%
Convenience stores $65,514
9%
Retail $33,843
4%
Restaurants $32,779
4%
Auto dealerships $21,308
3%
Other $190,775
25%

By Region

Florida $50,809
7%
Mississippi (1) $426,696
56%
Tennessee (2) $136,779
18%
Texas $153,439
20%

Owner Occupied CRE
September 30, 2010
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
($ in thousands)

Trustmark
Banking and Financial Solutions

Income Producing CRE	Total Commercial Real Estate Loans		Florida		Mississippi (1)		Tennessee (2)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Retail	$174,038	22.8%	$40,237	23.1%	$73,008	41.9%	$26,760	15.4%	$34,033	19.6%
Office	170,355	22.3%	59,339	34.8%	80,703	47.4%	15,100	8.9%	15,213	8.9%
Nursing homes/assisted living	123,731	16.2%	-	0.0%	113,713	91.9%	4,643	3.8%	5,375	4.3%
Hotel/motel	66,109	8.7%	11,362	17.2%	30,128	45.6%	10,876	16.5%	13,743	20.8%
Industrial	32,704	4.3%	9,830	30.1%	4,879	14.9%	1,176	3.6%	16,819	51.4%
Health care	13,294	1.7%	-	0.0%	12,156	91.4%	62	0.5%	1,076	8.1%
Convenience stores	11,288	1.5%	262	2.3%	5,783	51.2%	2,519	22.3%	2,724	24.1%
Other	172,711	22.6%	13,153	7.6%	74,436	43.1%	11,071	6.4%	74,051	42.9%
Total income producing loans	$764,230	100.0%	$ 134,183	17.6%	$ 394,806	51.7%	$ 72,207	9.4%	$ 163,034	21.3%

By Type

Other $172,711
23%
Retail $174,038
23%
Convenience stores $11,288
2%
Health care $13,294
2%
Industrial $32,704
4%
Hotel/motel $66,109
9%
16%
22%
Nursing homes/assisted living $123,731
Office $170,355

23%

By Region

Texas $163,034
21%
Florida $134,183
18%
9%
Tennessee (2) $72,207
52%
Mississippi (1) $394,806

Income Producing CRE
September 30, 2010
($ in thousands)

Total Construction, Land Development and Other Land Loans		Florida		Mississippi (1)		Tennessee (2)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 85,993	14.0%	$ 48,700	56.6%	$ 24,075	28.0%	$ 2,638	3.1%	$ 10,580	12.3%
Development	$ 169,767	27.6%	24,060	14.2%	61,000	35.9%	7,978	4.7%	76,729	45.2%
Unimproved land	$ 227,186	36.9%	61,676	27.1%	104,034	45.8%	25,646	11.3%	35,830	15.8%
1-4 family construction	$ 99,193	16.1%	7,864	7.9%	63,322	63.8%	4,726	4.8%	23,281	23.5%
Other construction	$ 33,415	5.4%	3,607	10.8%	5,623	16.8%	3,102	9.3%	21,083	63.1%
Construction, land development and other land loans	$ 615,554	100.0%	$ 145,907	23.7%	$ 258,054	41.9%	$ 44,090	7.2%	$ 167,503	27.2%

By Type

Other construction $33,415
5%
Lots $85,993
14%
1-4 family construction $99,193
16%
28%
Development $169,767
37%
Unimproved land $227,186

By Region

Texas $167,503
27%
Florida $145,907
24%
7%
Tennessee (2) $44,090
42%
Mississippi (1) $258,054

Construction, Land Development and Other Land Loans
September 30, 2010
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
($ in thousands)

Loan Type	$	% of Loans
Construction, land development and other land loans	$ 145,907	31.4%
Secured by 1-4 family residential properties	73,738	15.9%
Secured by nonfarm, nonresidential properties	184,992	39.9%
Other real estate secured	12,223	2.6%
Commercial and industrial loans	17,512	3.8%
Consumer loans	1,636	0.4%
Other loans	28,194	6.1%
Total Loans	$ 464,202	100.0%

Construction, Land development and Other Land Loans	$	% of Loans
Lots	$ 48,700	33.4%
Development	24,060	16.5%
Unimproved land	61,676	42.3%
1-4 family construction	7,864	5.4%
Other construction	3,607	2.5%
Construction, land development and other land loans	$ 145,907	100.0%

Commercial and industrial loans $17,512
Consumer loans $1,636
Other loans $ 28,194
Construction, land development and other land loans $145,907
Other real estate secured $12,223
4%
6%
3%
.04%
31%
40%
16%
Secured by nonfarm, nonresidential properties $184,992
Secured by 1-4 family residential properties $73,738

1-4 family construction $7,864
Other construction $3,607
2%
5%
33%
Lots $48,700
42%
16%
Unimproved land $61,676
Development $24,060

Florida Loans
September 30, 2010
Construction, Land Development
and Other Land Loans
$146 Million
Loan Type
$464 Million
($ in thousands)

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Classified (3) Accruing	Classified (3) Nonimpaired Nonaccrual	Classified (3) Impaired Nonaccrual (4)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Nonimpaired Loans
	September 30, 2010								
Construction, land development and other land loans:									
Lots	$ 48,700	$ 19,616	$ 93	$ 9,271	$ 4,830	$ 5,422	$ 43,278	$ 4,654	10.75%
Development	24,060	13,862	-	3,573	328	9,961	14,099	1,546	10.97%
Unimproved land	61,676	38,876	21,771	5,447	1,417	10,241	51,435	6,158	11.97%
1-4 family construction	7,864	5,660	-	1,474	-	4,186	3,678	435	11.83%
Other construction	3,607	-	-	-	-	-	3,607	185	5.13%
Construction, land development and other land loans	145,907	78,014	21,864	19,765	6,575	29,810	116,097	12,978	11.18%
Commercial, commercial real estate and consumer	318,295	76,766	15,623	31,769	10,173	19,201	299,094	6,787	2.27%
Total Florida loans	$464,202	$ 154,780	$ 37,487	$ 51,534	$ 16,748	$ 49,011	$ 415,191	$ 19,765	4.76%

Florida Credit Quality
September 30, 2010
1) Criticized loans equal all special mention and classified loans.
2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
4) All nonaccrual loans over $500 thousand are individually assessed for impairment. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.
($ in thousands)

Contact Information
Trustmark Corporation’s common stock is listed on the NASDAQ National
Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.
Investor Inquiries:

Louis E. Greer

Treasurer and Principal Financial Officer

601-208-2310

lgreer@trustmark.com

F. Joseph Rein, Jr.

Senior Vice President

601-208-6898

jrein@trustmark.com